THE ADAMS EXPRESS COMPANY

                              150/TH/ ANNIVERSARY
















                              [Annual Report 2003]


















                building for the future with solid investments(R)

                               2003 AT A GLANCE
--------------------------------------------------------------------------------


The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover

Stock Data

NYSE Symbol................... ADX
Market Price as of 12/31/03 $12.41
52-Week Range........ $12.75-$9.71
Discount as of 12/31/03......13.6%
Shares Outstanding......84,886,412

Summary Financial Information

                                                   Year Ended December 31
                                                       2003           2002
     ---------------------------------------------------------------------

     Net asset value per share               $        14.36 $        12.12
     Total net assets                         1,218,862,456  1,024,810,092
     Unrealized appreciation                    282,112,491     94,587,538
     Net investment income                       15,613,355     16,738,360
     Total realized gain                         49,120,443     44,530,335
     Total return (based on market value)             25.2%        (20.6)%
     Total return (based on net asset value)          26.3%        (19.4)%
     Expense ratio                                    0.47%          0.34%

     ---------------------------------------------------------------------

2003 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------

             March 1, 2003        $0.03    Long-term capital gain
             March 1, 2003         0.02    Investment income
             June 1, 2003          0.05    Investment income
             September 1, 2003     0.05    Investment income
             December 27, 2003     0.54    Long-term capital gain
             December 27, 2003     0.04    Short-term capital gain
             December 27, 2003     0.05    Investment income

             -----------------------------------------------------
                                  $0.78

             -----------------------------------------------------

2004 Annual Meeting of Stockholders

Location: The Center Club, 100 Light Street, 16/th/ Floor, Baltimore, Maryland 21202
Date: March 30, 2004
Time: 9:30 a.m.
Holders of Record: February 13, 2004


                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------




  Ten Largest Portfolio Holdings (12/31/03)

                                           Market Value % of Net Assets
        ---------------------------------------------------------------
        American International Group, Inc. $ 48,959,380       4.0
        Petroleum & Resources Corporation*   47,147,557       3.9
        Pfizer Inc.                          38,863,000       3.2
        General Electric Co.                 34,471,447       2.8
        United Technologies Corp.            32,695,650       2.7
        Cisco Systems, Inc.                  29,148,000       2.4
        AMBAC Financial Group, Inc.          27,756,000       2.3
        Philadelphia Suburban Corp.          24,171,875       2.0
        Wells Fargo & Co.                    23,556,000       1.9
        Microsoft Corp.                      22,032,000       1.8
                                           ------------      ----
          Total                            $328,800,909      27.0%
        ---------------------------------------------------------------

  *Non-controlled affiliate


  Sector Weightings (12/31/03)

                                    [CHART]


Consumer           12.9%
Energy              7.3%
Financial          17.6%
Health Care        14.6%
Industrials        13.8%
Information
   Technology      14.0%
Materials           2.6%
Telecom Services    4.6%
Utilities           8.6%
Cash & Equivalent   3.9%




                                                                             1


                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1989   $10,542     $   950      $   467    $11,959  $14,040
           1990     9,951       1,720          925     12,596   14,364
           1991    12,819       3,217        1,672     17,708   18,831
           1992    13,493       4,498        2,195     20,186   20,671
           1993    12,060       5,219        2,360     19,639   21,732
           1994    10,542       5,778        2,566     18,886   21,738
           1995    12,478       8,251        3,697     24,426   28,209
           1996    13,325      10,447        4,642     28,414   34,096
           1997    16,319      15,023        6,456     37,798   44,559
           1998    17,963      19,243        7,844     45,050   55,049
           1999    22,644      27,988       10,653     61,285   73,542
           2000    21,252      30,554       10,522     62,328   70,401
           2001    14,391      24,791        7,773     46,955   52,997
           2002    10,697      20,260        6,313     37,270   42,735
           2003    12,559      26,039        8,039     46,637   53,965

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1989-2003. Fees for the reinvestment of dividends are assumed as $2.50 per reinvestment and commissions of $0.05 per share. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                          Cumulative Market   Cumulative Market
       Market Value of    Value of Capital        Value of       Total Market   Total Net
       Original Shares   Gains Distributions   Income Dividends     Value      Asset Value
       ---------------   -------------------   ----------------  ------------  -----------
1989      $10,542            $   950              $   467         $11,959       $14,040
1990        9,951              1,720                  925          12,596        14,364
1991       12,819              3,217                1,672          17,708        18,831
1992       13,493              4,498                2,195          20,186        20,671
1993       12,060              5,219                2,360          19,639        21,732
1994       10,542              5,778                2,566          18,886        21,738
1995       12,478              8,251                3,697          24,426        28,209
1996       13,325             10,447                4,642          28,414        34,096
1997       16,319             15,023                6,456          37,798        44,559
1998       17,963             19,243                7,844          45,050        55,049
1999       22,644             27,988               10,653          61,285        73,542
2000       21,252             30,554               10,522          62,328        70,401
2001       14,391             24,791                7,773          46,955        52,997
2002       10,697             20,260                6,313          37,270        42,735
2003       12,559             26,039                8,039          46,637        53,965


2


                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



Each year at this time we share with you our perspective on the past year. In addition, we discuss what the new year might hold for the economy, equity markets in general, and your fund.

This year, as noted on the cover of this report, we are celebrating the 150/th/ anniversary of the incorporation of The Adams Express Company. We have included with the mailing of this report a brief history of the Company that we hope you will find of interest. At the Annual Meeting of Stockholders, we will have on display some items of interest from the Company's past and anticipate including a restored Adams Express delivery wagon. On July 1, the actual date of incorporation, we expect to ring the bell to open the session of the New York Stock Exchange.

The Year in Review
Your fund generated a total return on net asset value of 26.3% for the year, compared to the 28.7% return of the S&P 500 Index and the 28.3% return of the Dow Industrials. As can be seen from the Schedule of Investments beginning on page 13 of this report, the majority of our holdings are in large-capitalization companies, historically the most conservatively-funded and stable companies available for investment. As it turned out these were the poorest-performing stocks in the market in 2003. Our belief is that investors quickly gravitated to smaller companies as the economy picked up since they would experience rapid growth sooner.

The year began auspiciously, with a strong market rally following the rather subdued final weeks of 2002. The optimism did not last long, however, as preliminary earnings reports for the final quarter of 2002 were released and companies announced their initial expectations for revenues and earnings for 2003. By
January 15, investors had taken a more serious look at the economic and political situations in the United States and abroad and began unloading stocks. The fiscal stimulus package proposed by the Bush Administration seemed to lack support, which meant that despite very low interest rates the economy was unlikely to grow vigorously. Conditions in the Middle East appeared to be deteriorating and war in Iraq became increasingly unavoidable.

By mid-March, the stock market had declined almost steadily to near its low point of 2002. New corporate scandals were exposed, serving to further reduce investor confidence. The commencement of military action in Iraq and initial successes there helped to turn the markets around. By mid-April, with the war seemingly all but over, the dictator in hiding, and U.S. troops in control of the country, the market rally was in full swing. Though there were still concerns about the domestic economy, corporate earnings reports were better than expected and by the middle of May the stock market recovered to where it began the year.

The economic outlook improved dramatically with the passage by Congress of a $350 billion fiscal stimulus package. There was an almost immediate increase in consumer spending, which in turn stimulated inventory investment by businesses. Third quarter growth in real gross domestic product amounted to 8.2%, a level not seen in two decades, and corporate profits grew 30% over the prior year, the most in 19 years. Stock valuations were reappraised by investors and prices pushed higher to reflect the better profit picture. The economies of Europe and Asia also showed improvement as the U. S. dollar slid to new lows against the euro and other currencies. An improved holiday selling season and the capture of Saddam Hussein served to keep investor confidence high through the end of the year and to extend the market rally.

After three down years ending in 2002, in which the dot-com and telecommunications bubbles burst, the performance of smaller-capitalization and technology stocks in 2003 was extraordinary. The smallest 100 stocks in the S&P 500 provided returns of more than 60%, two times the returns of the largest 100 stocks in the Index. Technology stocks provided the best sector return for the year, at 47.2%, while telecom services, with a 7.1% return, had the worst. Stocks in the materials, consumer discretionary, industrial, and financial sectors all had returns in excess of 30%, while the health care and consumer staples sectors had returns of 15.1% and 11.6%, respectively.


A greater surprise in 2003 was the relative performance of non-dividend-paying stocks in the S&P 500. The fiscal stimulus package passed by Congress included a provision whereby dividend income would be taxed at the more-favorable capital gains rate rather than at the ordinary income rate, which should make dividend-paying stocks more attractive to investors. Yet the 100 stocks in the Index with the lowest yields or that paid no dividends provided a return of more than 40% for the year compared to the 27% return of the highest-yielding stocks. Again, as we have historically placed some emphasis on the generation of dividend income for our shareholders, this was not beneficial to our returns for the year.

Despite the weaker relative performance of larger-capitalization and dividend-paying stocks in general, Adams Express still provided an excellent 26.3% total return for the year. The discount of the market price from the net asset value per share widened to 13.6% at year-end from 12.8% a year ago, resulting in a total return on the fund's market price of 25.2%.

Investment Results
At the end of 2003 our net assets were $1,218,862,456 or $14.36 per share on 84,886,412 shares outstanding.

                                                                             3


                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

This compares with $1,024,810,092 or $12.12 per share on 84,536,250 shares outstanding a year earlier.

Net investment income for 2003 was $15,613,355 compared to $16,738,360 for 2002. These earnings are equal to $0.19 and $0.20 per share, respectively, on the average number of shares outstanding throughout the year. In 2003, our 0.47% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $49,120,443 during the year, while the unrealized appreciation on investments increased from $94,587,538 at December 31, 2002 to $282,112,491 at year end, a 198% increase.

Dividends and Distributions
The total dividends and distributions paid in 2003 were $0.78 per share compared to $0.76 in 2002. As announced on November 13, 2003, a year-end distribution consisting of investment income of $0.05 and capital gains of $0.58 was made on December 27, 2003, both realized and taxable in 2003. On January 8, 2004, an additional distribution of $0.05 per share was declared payable March 1, 2004, representing the balance of undistributed net investment income and capital gains earned during 2003, all taxable to shareholders in 2004.

Outlook for 2004
Economic information from government and private organizations gives every indication that the domestic economy will continue to grow at a "higher than equilibrium" pace for the first two to three quarters of 2004. A growth rate of approximately 3 1/2% is generally agreed upon as a level that neither increases nor decreases inflationary pressures and provides a stable employment rate. A growth rate higher than 3 1/2% is expected to generate some inflationary pressure and additional jobs, causing a reduction in the unemployment rate. The Federal Reserve has given indications that it would be unlikely to raise the federal funds rate (triggering an increase in most short-term interest rates) unless the inflation rate were to head higher than about 2% or the unemployment rate to head below 5%. In our opinion, neither of these is likely to occur in the first nine months of the year, and we do not expect any tightening until late in the year or early 2005.

There are a number of countervailing forces at play in the economy which could cause an acceleration in growth or, which we believe is more likely, a deceleration. Two of these are interrelated, namely high energy prices and the relatively low value of the dollar compared to other currencies. Should oil prices continue in the $30-$33 per barrel range, the cost of operations for many companies will be adversely impacted and earnings will not grow as fast as expected. Natural gas prices are also currently at a very high level due to declining domestic production and colder weather in the Northeast. This has an impact on electricity prices and the energy costs of many processing companies, both important factors in the economy.

One of the reasons oil prices have stayed as high as they have is the decline in the value of the U.S. dollar. As worldwide transactions in oil continue to be priced in dollars, producers outside the United States must charge more dollars per barrel in order to receive the same value. Goods produced in the United States could be less expensive overseas, thus stimulating exports from this country, while higher-priced imports should decline. The net effect on the current account balance is not likely to be great, but any reduction in the large negative monthly balance of trade would be beneficial.

Another mounting concern is the size of the expected budget deficit in 2004, currently put at about $500 billion. This would be the largest absolute amount and the largest percentage of the gross domestic product that the deficit has ever been. Government borrowing will be heavy throughout the year in order to fund this deficit and is likely to cause intermediate and long-term interest rates to move up. This in turn could deter the financing of capital expenditures by businesses, dampening economic growth.

On the basis of these expectations, we believe growth in 2004 will be between 3 1/2% and 4%, a level which will not strain any sectors while producing good profits. In our opinion, though, this outlook is already well-reflected in the valuations of many companies. With the market indices currently trading at about 19 times expected 2004 earnings, there is not much room for earnings disappointments, market scandals, terrorist acts, or new political turmoil overseas. As indicated, we do not expect action from the Fed sooner than late 2004, so that should not be a factor. Over the course of the year, we would expect that investors would gradually rotate out of the most cyclical sectors of the economy and look for less cyclical and late-cycle stocks that would not be seriously impacted by rate increases anticipated in 2005.

The Adams Express portfolio, as can be seen from the chart on page 1 of this report, is well-balanced among important industry sectors, and we have elected to place more or less weight on several sectors than the S&P 500. The level of cash and short-term investments, at 3.9% of net assets, is down substantially from the 15.8% at year-end 2002, as a large number of new investment ideas have been generated by our research staff. This is more a function of our conservative, long-term outlook than an effort to time economic cycles. The portfolio, as currently structured, should perform solidly regardless of where in the cycle we might be.

4


                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



Corporate Governance
There has been a great deal of attention recently paid to illegal and unethical activities in the mutual fund industry. We feel it is important to remind our shareholders that we condemn the activities that have been uncovered and assure you that we have not engaged in them. Since your fund's shares are publicly traded, trading arrangements that benefit some shareholders over others are not possible. Thus, should they wish to do so, all of our shareholders are able to make after-hours trades, to engage in rapid trading of our shares, and to attempt to time trades, and no shareholders are given special privileges in this regard. While we maintain relationships with many brokerage houses and encourage them to recommend Adams Express as an investment, we do not make "soft dollar" payments to brokers for this purpose. All commissions paid on buying or selling stocks for the portfolio are reviewed by the Board of Directors quarterly. Our use of commission dollars to pay for important research to better enable our analysts to make their stock selections is conducted in strict accordance with applicable SEC rules.

Two new Directors were elected to the Board, effective November 13, 2003, bringing the total number to thirteen. Ms. Phyllis O. Bonanno, President of International Trade Solutions, Inc., brings wide experience in global trade to the Board, while Ms. Kathleen T. McGahran, Principal and Director of Pelham Associates, adds a wealth of specialized knowledge in accounting to our range of skills. All of the Directors except Mr. Ober qualify as independent directors by SEC definition, and thus more than 90% of the Board consists of directors who are independent of management. In addition to monthly meetings of the full Board of Directors, the independent Directors meet separately every other month.

Share Repurchase Program
On December 11, 2003, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2004 through February 12, 2004, a total of 256,900 shares have been repurchased at a total cost of $3,287,032 and a weighted average discount from net asset value of 12.6%.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on March 30, 2004, will be mailed on or about February 20, 2004 to holders of record on February 13, 2004.

By order of the Board of Directors,

         /s/ Douglas G.Ober             /s/ Joseph M. Truta
             Douglas G. Ober,               Joseph M. Truta,

             Chairman and                   President
             Chief Executive Officer

February 12, 2004

                                                                             5


                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2003


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $859,717,708)                                                   $1,123,233,243
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $27,963,162)                                                        47,147,557
  Short-term investments (cost $47,772,127)                                   47,772,127
  Securities lending collateral (cost $117,594,815)                          117,594,815 $1,335,747,742
-----------------------------------------------------------------------------------------
Cash                                                                                            318,385
Receivables:
  Investment securities sold                                                                     20,999
  Dividends and interest                                                                      1,024,767
Prepaid expenses and other assets                                                             7,042,685
-------------------------------------------------------------------------------------------------------
      Total Assets                                                                        1,344,154,578
-------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                               3,091,310
Open written option contracts at value (proceeds $614,311)                                    1,201,750
Obligations to return securities lending collateral                                         117,594,815
Accrued expenses and other liabilities                                                        3,404,247
-------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                     125,292,122
-------------------------------------------------------------------------------------------------------
      Net Assets                                                                         $1,218,862,456
-------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 84,886,412 shares                                               $   84,886,412
Additional capital surplus                                                                  843,752,081
Undistributed net investment income                                                           6,386,461
Undistributed net realized gain on investments                                                1,725,011
Unrealized appreciation on investments                                                      282,112,491
-------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                              $1,218,862,456
-------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                  $14.36
-------------------------------------------------------------------------------------------------------

*See schedule of investments on pages 13 through 16.

The accompanying notes are an integral part of the financial statements.

6


Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $ 18,180,105
      From non-controlled affiliate                                     774,539
    Interest and other income                                         1,736,467
-------------------------------------------------------------------------------
        Total income                                                 20,691,111
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               2,138,942
    Administration and operations                                     1,179,497
    Directors' fees                                                     215,334
    Reports and stockholder communications                              420,894
    Transfer agent, registrar and custodian expenses                    383,992
    Auditing and accounting services                                     98,956
    Legal services                                                       46,760
    Occupancy and other office expenses                                 314,835
    Travel, telephone and postage                                        98,253
    Other                                                               180,293
-------------------------------------------------------------------------------
        Total expenses                                                5,077,756
-------------------------------------------------------------------------------
        Net Investment Income                                        15,613,355
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         47,531,646
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                        1,588,797
  Change in unrealized appreciation on investments                  187,524,953
-------------------------------------------------------------------------------
        Net Gain on Investments                                     236,645,396
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $252,258,751
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7


                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         For the Year Ended
                                                                   ------------------------------
                                                                    Dec. 31, 2003    Dec. 31, 2002
--------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $   15,613,355  $   16,738,360
  Net realized gain on investments                                     49,120,443      44,530,335
  Change in unrealized appreciation on investments                    187,524,953    (330,406,021)
--------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                252,258,751    (269,137,326)
--------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                               (14,099,163)    (15,955,830)
  Net realized gain from investment transactions                      (50,229,205)    (47,121,926)
--------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                     (64,328,368)    (63,077,756)
--------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                   32,667,930      26,003,033
  Cost of shares purchased (note 4)                                   (26,545,949)    (37,344,175)
--------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions            6,121,981     (11,341,142)
--------------------------------------------------------------------------------------------------
        Total Change in Net Assets                                    194,052,364    (343,556,224)

Net Assets:
  Beginning of year                                                 1,024,810,092   1,368,366,316
--------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $6,386,461 and $4,872,269, respectively)             $1,218,862,456  $1,024,810,092
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8


                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income --Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2003 was $1,053,762,311, and net unrealized appreciation aggregated $282,599,742, of which the related gross unrealized appreciation and depreciation were $420,203,272 and $137,603,530, respectively. As of December 31, 2003, the tax basis of distributable earnings was $3,031,867 of undistributed ordinary income and $313,583 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2003 were classified as ordinary income of $17,389,281, and long-term capital gain of $46,939,087. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

The Company's investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2003 were $196,517,049 and $122,469,078, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2003 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2003 were as follows:

                                Covered Calls      Collateralized Puts
                             -------------------  ---------------------
                             Contracts  Premiums  Contracts   Premiums
                             --------- ---------  --------- -----------
       Options outstanding,
        December 31, 2002      6,047   $ 564,056     6,195  $   663,944
       Options written         6,645     838,748    17,850    1,973,018
       Options terminated in
        closing purchase
        transactions          (2,595)   (259,291)   (1,450)    (170,477)
       Options expired        (6,147)   (612,333)  (18,515)  (1,975,790)
       Options exercised      (2,100)   (301,891)     (980)    (105,673)
       -----------------------------------------------------------------
       Options outstanding,
        December 31, 2003      1,850   $ 229,289     3,100  $   385,022
       -----------------------------------------------------------------

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On December 27, 2002, the Company issued 2,426,788 shares of its Common Stock at a price of $10.715 per share (the average market price on December 9, 2002) to stockholders of record November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

On December 27, 2003, the Company issued 2,702,062 shares of its Common Stock at a price of $12.09 per share (the average market price on December 8, 2003) to stockholders of record November 24, 2003 who elected to take stock in payment of the distribution from 2003 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the

                                                                             9


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


Board of Directors may deem advisable. Transactions in Common Stock for 2003 and 2002 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2003        2002         2003          2002
                          ----------  ----------  ------------  ------------
   Shares issued in
    payment of
    distributions          2,702,062   2,426,788  $ 32,667,930  $ 26,003,033
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 11.2%
    and 10.0%,
    respectively)         (2,351,900) (3,123,800)  (26,545,949)  (37,344,175)
   --------------------------------------------------------------------------
   Net change                350,162    (697,012) $  6,121,981  $(11,341,142)
   --------------------------------------------------------------------------

The cost of the 346,850 shares of Common Stock held by the Company at December 31, 2003 and the 697,012 shares of Common Stock held at December 31, 2002 amounted to $4,287,238 and $7,554,426, respectively.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2003, there were 259,023 options outstanding with a weighted average exercise price of $11.19 per share. During 2003, the Company granted options, including stock appreciation rights, for 57,398 shares of common stock with a weighted average exercise price of $10.98 per share. During the year, stock appreciation rights relating to 43,438 stock option shares were exercised at a weighted average market price of $11.75 per share and the stock options relating to these rights which had a weighted average exercise price of $3.02 per share were cancelled. In addition, stock options and stock appreciation rights relating to 43,619 shares, and having a weighted average exercise price of $11.16, were cancelled. At December 31, 2003, there were outstanding exercisable options to purchase 77,111 common shares at $10.25-$18.43 per share (weighted average price of $14.40), and unexercisable options to purchase 152,253 common shares at $3.81-$18.43 per share (weighted average price of $10.89). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 6.85 years and 6.47 years, respectively. Total compensation expense recognized in 2003 related to the stock option and stock appreciation rights plan was $131,219. At December 31, 2003, there were 1,242,752 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. As of December 31, 2003, the plan assets consisted of investments in Company stock (6%), other individual stocks (60%), and mutual funds (34%).

The actuarially computed net pension cost for the year ended December 31, 2003 was $481,724, and consisted of service expense of $197,602, interest expense of $386,493, expected return on plan assets of $720,212, net amortization expense of $356,955, and loss on settlement of $260,886, due to lump-sum distributions.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2003, the projected benefit obligation for service rendered to date was $6,250,515. During 2003, the projected benefit obligation increased due to service cost and interest cost of $197,602 and $386,493 respectively, and decreased due to benefits paid in the amount of $237,896 and the effect of a settlement of $555,874. The projected benefit obligation at December 31, 2003 was $6,040,840.

On January 1, 2003, the fair value of plan assets was $9,649,491. During 2003, the fair value of plan assets increased due to the expected return on plan assets of $720,212 and decreased due to benefits paid in the amount of $237,896 and the effect of a settlement of $703,849. At December 31, 2003, the fair value of plan assets amounted to $9,427,958, which resulted in excess plan assets of $3,387,118. The remaining components of prepaid pension cost on December 31, 2003 included $1,972,643 in unrecognized loss and $397,284 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2003 was $5,757,045.

10


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at December 31, 2003 for employees and former employees of the Company was $2,655,912. Aggregate remuneration paid or accrued during the year ended December 31, 2003 to key employees and directors amounted to $1,764,128.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2003, the Company had securities on loan of $113,916,056, and held collateral of $117,594,815, consisting of repurchase agreements, a certificate of deposit, and commercial paper.


                           -------------------------

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                                                                             11


                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Year Ended December 31
                                            ------------------------------------------------------
                                               2003       2002       2001       2000       1999
--------------------------------------------------------------------------------------------------
Per Share Operating Performance*
  Net asset value, beginning of year            $12.12     $16.05     $23.72     $26.85     $21.69
--------------------------------------------------------------------------------------------------
    Net investment income                         0.19       0.20       0.26       0.26       0.25
    Net realized gains and change
      in unrealized appreciation                  2.85     (3.38)     (6.21)     (1.51)       6.71
--------------------------------------------------------------------------------------------------
  Total from investment operations                3.04     (3.18)     (5.95)     (1.25)       6.96
--------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income        (0.17)     (0.19)     (0.26)     (0.22)     (0.26)
    Distributions from net realized gains       (0.61)     (0.57)     (1.39)     (1.63)     (1.37)
--------------------------------------------------------------------------------------------------
  Total distributions                           (0.78)     (0.76)     (1.65)     (1.85)     (1.63)
--------------------------------------------------------------------------------------------------
    Capital share repurchases                     0.04       0.05       0.04       0.10         --
    Reinvestment of distributions               (0.06)     (0.04)     (0.11)     (0.13)     (0.17)
--------------------------------------------------------------------------------------------------
  Total capital share transactions              (0.02)       0.01     (0.07)     (0.03)     (0.17)
--------------------------------------------------------------------------------------------------
  Net asset value, end of year                  $14.36     $12.12     $16.05     $23.72     $26.85
--------------------------------------------------------------------------------------------------
  Per share market price, end of year           $12.41     $10.57     $14.22     $21.00     $22.38
--------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                          25.2%    (20.6)%    (24.7)%       1.7%      36.1%
  Based on net asset value                       26.3%    (19.4)%    (24.7)%     (4.3)%      33.6%
Ratios/Supplemental Data
  Net assets, end of year (in 000's)        $1,218,862 $1,024,810 $1,368,366 $1,951,563 $2,170,802
  Ratio of expenses to average net assets        0.47%      0.34%      0.19%      0.24%      0.32%
  Ratio of net investment income to
    average net assets                           1.45%      1.42%      1.33%      0.97%      1.06%
  Portfolio turnover                            12.74%     17.93%     19.15%     12.74%     15.94%
  Number of shares outstanding at
    end of year (in 000's)*                     84,886     84,536     85,233     82,292     80,842
--------------------------------------------------------------------------------------------------

* Adjusted to reflect the 3-for-2 stock split effected in October 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

12


                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2003


                                                   Prin. Amt.
                                                   or Shares   Value (A)
      --------------------------------------------------------------------
      Stocks and Convertible Securities -- 96.0%
        Consumer -- 12.9%
          Consumer Discretionary -- 6.3%
          BJ's Wholesale Club, Inc. (B) (C).......   500,000  $ 11,480,000
          Brinker International Inc. (B)..........   515,000    17,077,400
          Gannett Co., Inc........................    87,500     7,801,500
          Mattel, Inc.............................   575,000    11,080,250
          Newell Rubbermaid Inc. (C)..............   515,000    11,726,550
          Target Corp.............................   460,000    17,664,000
                                                              ------------
                                                                76,829,700
                                                              ------------
          Consumer Staples -- 6.6%
          Coca-Cola Co............................   200,000    10,150,000
          Dean Foods Co. (B)......................   562,500    18,489,375
          Hershey Foods Corp......................    70,000     5,389,300
          PepsiCo, Inc............................   440,000    20,512,800
          Procter & Gamble Co.....................   170,000    16,979,600
          Safeway, Inc. (B).......................   423,000     9,267,930
                                                              ------------
                                                                80,789,005
                                                              ------------
        Energy -- 7.3%
          BP plc ADR (C)..........................   270,000    13,324,501
          ConocoPhillips..........................   200,000    13,114,000
          Exxon Mobil Corp........................   130,000     5,330,000
          Petroleum & Resources Corporation (D)... 1,985,996    47,147,557
          Schlumberger Ltd. (C)...................   190,000    10,396,800
                                                              ------------
                                                                89,312,858
                                                              ------------
        Financial -- 17.6%
          Banking -- 11.3%
          Bank of America Corp....................   200,000    16,086,000
          BankNorth Group, Inc....................   474,000    15,419,220
          Compass Bancshares Inc..................   300,000    11,793,000
          Fifth Third Bancorp.....................   155,000     9,160,500
          Investors Financial Services Corp. (C)..   520,000    19,973,200
          Provident Bankshares Corp...............   335,021     9,863,032
          Wachovia Corp...........................   370,000    17,238,300
          Wells Fargo & Co........................   400,000    23,556,000
          Wilmington Trust Corp...................   420,000    15,120,000
                                                              ------------
                                                               138,209,252
                                                              ------------
          Insurance -- 6.3%
          AMBAC Financial Group, Inc..............   400,000    27,756,000
          American International Group, Inc.......   738,675    48,959,380
                                                              ------------
                                                                76,715,380
                                                              ------------

                                                                             13


                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2003

                                                         Prin. Amt.
                                                         or Shares   Value (A)
--------------------------------------------------------------------------------
  Health Care -- 14.6%
    Abbott Laboratories.................................   350,000  $ 16,310,000
    Affymetrix Inc. (B)(C)..............................   210,000     5,168,100
    Bristol-Myers Squibb Co.............................   345,000     9,867,000
    Enzon Pharmaceuticals, Inc. (B)(C)..................   100,000     1,200,000
    Genentech, Inc. (B)(C)..............................   145,000    13,567,650
    HCA Inc.............................................   450,000    19,332,000
    Johnson & Johnson...................................   360,000    18,597,600
    Laboratory Corp. of America Holdings (B)(C).........   420,000    15,519,000
    MedImmune, Inc......................................   225,000     5,715,000
    Medtronic Inc.......................................   310,000    15,069,100
    Pfizer Inc.......................................... 1,100,000    38,863,000
    Wyeth Co............................................   300,000    12,735,000
    Zimmer Holdings Inc. (B)............................    90,000     6,336,000
                                                                    ------------
                                                                     178,279,450
                                                                    ------------
  Industrials -- 13.8%
    Black & Decker Corp.................................   300,000    14,796,000
    Canadian National Railway Co........................   170,000    10,757,600
    Donnelley (R.R.) & Sons Co. (C).....................   400,000    12,060,000
    General Electric Co................................. 1,112,700    34,471,447
    Illinois Tool Works Inc.............................    92,300     7,744,893
    Ingersoll-Rand Co. Ltd..............................   250,000    16,970,000
    Parker-Hannifin Corp................................   275,000    16,362,500
    3M Co...............................................   185,000    15,730,550
    United Parcel Service, Inc..........................    80,000     5,964,000
    United Technologies Corp............................   345,000    32,695,650
                                                                    ------------
                                                                     167,552,640
                                                                    ------------
  Information Technology -- 14.0%
    Communication Equipment -- 2.1%
    Corning Inc. (B)(C)................................. 1,170,000    12,203,100
    Lucent Technologies Inc. (B)(C)..................... 2,100,000     5,964,000
    Nokia Corp. ADR (C).................................   400,000     6,800,000
                                                                    ------------
                                                                      24,967,100
                                                                    ------------
    Computer Related -- 10.1%
    BEA Systems Inc. (B)(C).............................   800,000     9,840,000
    BMC Software Inc. (B)...............................   310,000     5,781,500
    Cisco Systems, Inc. (B)............................. 1,200,000    29,148,000
    Dell Inc. (B).......................................   215,000     7,301,400
    Diamondcluster International Inc. (B)...............   497,500     5,074,500
    Microsoft Corp......................................   800,000    22,032,000
    Oracle Corp. (B)....................................   880,000    11,616,000
    Sapient Corp. (B)................................... 1,150,000     6,440,000
    Siebel Systems Inc. (B).............................   800,000    11,096,000
    Sun Microsystems, Inc. (B)..........................   515,000     2,312,350
    Symantec Corp. 3.00% Conv. Sub. Notes due 2006 (E)..  $500,000     1,025,625
    Symantec Corp. (B)(C)...............................   310,000    10,741,500
                                                                    ------------
                                                                     122,408,875
                                                                    ------------

14


                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2003


                                                      Prin. Amt.
                                                      or Shares    Value (A)
-------------------------------------------------------------------------------
    Electronics -- 1.8%
    Intel Corp.......................................   325,000  $   10,465,000
    Solectron Corp. (B)(C)........................... 2,000,000      11,820,000
                                                                 --------------
                                                                     22,285,000
                                                                 --------------
  Materials -- 2.6%
    Air Products and Chemicals, Inc..................   150,000       7,924,500
    Albemarle Corp...................................   225,400       6,755,238
    Rohm & Haas Co...................................   400,000      17,084,000
                                                                 --------------
                                                                     31,763,738
                                                                 --------------
  Telecom Services -- 4.6%
    Alltel Corp......................................   350,000      16,303,000
    BellSouth Corp...................................   415,000      11,744,500
    SBC Communications Inc...........................   595,000      15,511,650
    Vodafone Group plc ADS (C).......................   492,613      12,335,042
                                                                 --------------
                                                                     55,894,192
                                                                 --------------
  Utilities -- 8.6%
    Black Hills Corp.................................   374,500      11,171,335
    CINergy Corp.....................................   440,000      17,076,400
    Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (C)..   400,000       5,536,000
    Duke Energy Corp. (C)............................   355,000       7,259,750
    Keyspan Corp.....................................   400,000      14,720,000
    MDU Resources Group, Inc.........................   675,000      16,071,750
    Philadelphia Suburban Corp....................... 1,093,750      24,171,875
    TECO Energy, Inc. (C)............................   650,000       9,366,500
                                                                 --------------
                                                                    105,373,610
                                                                 --------------
  Total Stocks and Convertible Securities
    (Cost $887,680,870) (F)..........................            $1,170,380,800
                                                                 --------------

                                                                             15


                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2003


                                                                         Prin. Amt.     Value (A)
----------------------------------------------------------------------------------------------------
  Short-Term Investments -- 3.9%
    U.S. Government Obligations -- 2.9%
    U.S. Treasury Bills, 0.91%, due 2/19/04............................. $35,000,000 $   34,957,125
                                                                                     --------------
    Commercial Paper -- 1.0%
    American General Finance, Inc., 1.06%, due 1/8/04...................   1,750,000      1,749,639
    General Electric Capital Services, Inc., 1.04%, due 1/13/04.........   6,900,000      6,897,608
    Toyota Motor Credit Corp., 1.02%, due 1/20/04.......................   4,170,000      4,167,755
                                                                                     --------------
                                                                                         12,815,002
                                                                                     --------------
  Total Short-Term Investments
    (Cost $47,772,127)..................................................                 47,772,127
                                                                                     --------------
  Securities Lending Collateral -- 9.6%
    Repurchase Agreements
    CS First Boston, 1.03%, due 1/2/04..................................                 37,446,234
    Countrywide Securities Corp., 1.08%, due 1/2/04.....................                  6,986,629
    Deutsche Bank Securities, Inc., 1.03%, due 1/2/04...................                 56,458,278
    Certificates of Deposit
    Toronto Dominion Yankee, 1.12%, due 1/5/04..........................                    702,592
    Commercial Paper
    Atlantic Asset Securitization, 1.10%, due 1/14/04...................                  4,997,860
    Starbird Funding, 1.10%, due 1/16/04................................                  4,997,620
    Miscellaneous
    Wachovia Credit Card Master Trust, ABS, 1.17%, due 3/15/04..........                  6,005,602
                                                                                     --------------
  Total Securities Lending Collateral
    (Cost $117,594,815).................................................                117,594,815
                                                                                     --------------
  Total Investments -- 109.5%
    (Cost $1,053,047,812)...............................................              1,335,747,742
      Cash, receivables and other assets, less liabilities -- (9.5)%....               (116,885,286)
                                                                                     --------------
  Net Assets -- 100.0%..................................................             $1,218,862,456

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) Restricted security (Symantec Corp. 3.00% Conv. Sub. Notes due 2006, acquired 10/18/01, cost $500,000).
(F) The aggregate market value of stocks held in escrow at December 31, 2003 covering open call option contracts written was $11,279,450. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $14,375,000.

16


                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2003


 Contracts                                            Contract
(100 shares                                    Strike Expiration  Appreciation/
   each)                 Security              Price   Date       (Depreciation)
----------- ---------------------------------- ------ ----------  --------------

                               COVERED CALLS

    250     American International Group, Inc. $ 100  Jan   04      $  26,249
    150     Ingersoll-Rand Co. Ltd............  65    Jan   04        (37,951)
    150     Intel Corp........................  25    Jan   04        (92,101)
    150     Investors Financial Services Corp.  40    Feb   04         (1,501)
    100     Genentech, Inc....................  100   Mar   04        (16,801)
    250     Nokia Corp........................  20    Jan   04         25,624
    200     Symantec Corp.....................  30    Jan   04        (81,800)
    200     3M Co.............................  75    Jan   04       (188,000)
    100     United Technologies Corp..........  75    Jan   04       (168,502)
    150     United Technologies Corp..........  80    Jan   04       (199,501)
    150     United Technologies Corp..........  85    Feb   04       (136,426)
   -----                                                            ---------
  1,850                                                              (870,710)
   -----                                                            ---------

                            COLLATERALIZED PUTS

    250     Air Products and Chemicals, Inc...  50    Mar   04            404
    100     Bank of America Corp..............  65    Jan   04         10,699
    100     Bank of America Corp..............  70    Jan   04         16,549
    100     Bank of America Corp..............  75    Jan   04         20,099
    150     Dell Inc.......................... 32.50  Jan   04         18,299
    150     Dell Inc..........................  30    Feb   04         10,049
    150     Fifth Third Bancorp...............  45    Jan   04         11,324
    100     Fifth Third Bancorp...............  50    Jan   04         18,574
    250     Gannett Co., Inc..................  65    Jan   04         32,748
    250     Illinois Tool Works Inc...........  70    Mar   04         22,599
    250     Johnson & Johnson.................  45    Jan   04         31,873
    150     Johnson & Johnson.................  45    Apr   04          8,099
    100     MedImmune, Inc.................... 22.50  Jan   04          7,855
    250     MedImmune, Inc.................... 22.50  Mar   04          4,229
    250     Medtronic Inc.....................  45    Jan   04         27,498
    250     Parker-Hannifin Corp..............  40    Feb   04         26,124
    150     Wyeth Co..........................  35    Apr   04         10,049
    100     Wyeth Co..........................  30    Jul   04          6,200
   -----                                                            ---------
  3,100                                                               283,271
   -----                                                            ---------
                                                                    $(587,439)
                                                                    =========

                           -------------------------

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.


                                                                             17


                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2003
                                  (unaudited)


                                                     Shares
                                     ---------------------------------------
                                                                   Held
                                       Additions    Reductions Dec. 31, 2003
    ------------------------------------------------------------------------
    Air Products and Chemicals, Inc.   150,000                     150,000
    Bank of America Corp............    25,000                     200,000
    BEA Systems Inc.................    60,000                     800,000
    Compass Bancshares Inc..........    20,000                     300,000
    Dell Inc........................   135,000                     215,000
    Illinois Tool Works Inc.........    92,300                      92,300
    Lucent Technologies Inc......... 1,700,000                   2,100,000
    Mattel, Inc.....................   575,000                     575,000
    MDU Resources Group, Inc........   225,000/(1)/                675,000
    MedImmune, Inc..................   225,000                     225,000
    Medtronic Inc...................    85,000                     310,000
    Newell Rubbermaid Inc...........   515,000                     515,000
    Philadelphia Suburban Corp......   218,750/(1)/              1,093,750
    Siebel Systems Inc..............    30,000                     800,000
    Symantec Corp...................   155,000/(1)/   20,000       310,000
    Cisco Systems, Inc..............                 225,000     1,200,000
    Donnelley (R.R.) & Sons Co......                 100,000       400,000
    Intel Corp......................                  60,000       325,000
    Lilly (Eli) & Co................                  30,000        --
    Nokia Corp. ADR.................                 200,000       400,000
    3M Co...........................                  15,000       185,000
    United Technologies Corp........                  10,000       345,000
    Wachovia Corp...................                  10,000       370,000

--------
/(1)/ By stock split.

                           -------------------------

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request, by calling the Company's toll-free number at (800) 638-2479; (ii) on the Company's website by clicking on "Proxy Voting Guidelines" at the bottom of any page on the website; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

18


                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 8, 2004

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
               Independent Auditors: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
                 Custodian of Securities: The Bank of New York

                                                                             19


                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 21).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams Express daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your dividend and capital gain distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 21.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.


20


               SHAREHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                Initial Enrollment and
                 Optional Cash Investments
                 Service Fee                $2.50 per investment
                 Brokerage Commission            $0.05 per share

                Reinvestment of Dividends*
                 Service Fee               2% of amount invested
                               (maximum of $2.50 per investment)
                 Brokerage Commission            $0.05 per share

                Sale of Shares
                 Service Fee                              $10.00
                 Brokerage Commission            $0.05 per share

                Deposit of Certificates for safekeeping       $7.50
                Book to Book Transfers                     Included
                To transfer shares to another participant or to a new
                participant

                Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                              New York, NY 10269
                         Website: www.InvestPower.com
                         E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                                                                             21


                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                   Dividends  Distributions
                                                    From Net    From Net
                                        Net Asset  Investment   Realized
               Value Of       Shares      Value      Income       Gains
    Dec. 31   Net Assets   Outstanding* Per Share* Per Share*  Per Share*
    -----------------------------------------------------------------------
     1989   $  550,091,129  44,974,408    $12.23      $.47        $ .91
     1990      529,482,769  47,219,010     11.21       .44          .71
     1991      661,895,779  49,121,246     13.47       .36          .73
     1992      696,924,779  51,039,938     13.65       .31          .77
     1993      840,610,252  63,746,498     13.19       .30          .79
     1994      798,297,600  66,584,985     11.99       .33          .73
     1995      986,230,914  69,248,276     14.24       .35          .76
     1996    1,138,760,396  72,054,792     15.80       .35          .80
     1997    1,424,170,425  74,923,859     19.01       .29         1.01
     1998    1,688,080,336  77,814,977     21.69       .30         1.10
     1999    2,170,801,875  80,842,241     26.85       .26         1.37
     2000    1,951,562,978  82,292,262     23.72       .22         1.63
     2001    1,368,366,316  85,233,262     16.05       .26         1.39
     2002    1,024,810,092  84,536,250     12.12       .19          .57
     2003    1,218,862,456  84,886,412     14.36       .17          .61

--------
*Adjusted to reflect the 3-for-2 stock split effected in October 2000.

                           -------------------------

                           THE ADAMS EXPRESS COMPANY
                                PRIVACY POLICY

In order to conduct its business, The Adams Express Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

22


                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                         Number of
                                                                                         Portfolios
                                                                                         in Fund
                             Position  Term   Length                                     Complex
Personal                     Held with of     of Time Principal Occupations              Overseen
Information                  the Fund  Office Served  During the Last 5 Years            by Director
-----------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.     Director   One    Since  Professor of Finance and               Two
 7 St. Paul Street,                     Year   1983   Economics, formerly Vice Dean
 Suite 1140                                           of Academic Affairs of the
 Baltimore, MD 21202                                  Graduate School of Business,
 Age 62                                               Columbia University.
-----------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno          Director   One    Since  President & CEO of International       Two
 7 St. Paul Street,                     Year   Nov.   Trade Solutions, Inc.
 Suite 1140                                    2003   (consultants). Formerly, President
 Baltimore, MD 21202                                  of Columbia College, Columbia,
 Age 60                                               South Carolina, and Vice
                                                      President of Warnaco Inc.
                                                      (apparel).

-----------------------------------------------------------------------------------------------------
 Daniel E. Emerson           Director   One    Since  Chairman, The National YMCA            Two
 7 St. Paul Street,                     Year   1982   Fund Inc. Retired Executive Vice
 Suite 1140                                           President of NYNEX Corp.,
 Baltimore, MD 21202                                  (communications), Retired
 Age 79                                               Chairman of The Board of both
                                                      NYNEX Information Resources
                                                      Co. and NYNEX Mobile
                                                      Communications Co. Previously
                                                      Executive Vice President and
                                                      Director of New York Telephone
                                                      Company.
-----------------------------------------------------------------------------------------------------
 Edward J. Kelly, III, J.D.  Director   One    Since  President and Chief Executive          Two
 7 St. Paul Street,                     Year   2001   Officer of Mercantile Bankshares
 Suite 1140                                           Corporation. Formerly Managing
 Baltimore, MD 21202                                  Director with J.P. Morgan Chase
 Age 50                                               & Co. (investment bank and
                                                      global financial institution).






-----------------------------------------------------------------------------------------------------
 Thomas H. Lenagh            Director   One    Since  Financial Advisor, Chairman of         Two
 7 St. Paul Street,                     Year   1968   the Board, Photonics Product
 Suite 1140                                           Group (crystals). Formerly
 Baltimore, MD 21202                                  Chairman of the Board and CEO
 Age 85                                               of Greiner Engineering Inc.
                                                      (formerly Systems Planning
                                                      Corp.) (consultants). Formerly
                                                      Treasurer and Chief Investment
                                                      Officer of the Ford Foundation
                                                      (charitable foundation).
-----------------------------------------------------------------------------------------------------
 W. D. MacCallan             Director   One    Since  Retired Chairman of the Board          Two
 7 St. Paul Street,                     Year   1971   and CEO of the Company (since
 Suite 1140                                           1991) and Petroleum &
 Baltimore, MD 21202                                  Resources Corporation (since
 Age 76                                               1991). Formerly consultant to the
                                                      Company and Petroleum &
                                                      Resources Corporation.
-----------------------------------------------------------------------------------------------------




Personal                     Other
Information                  Directorships
-----------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.     Director of Petroleum &
 7 St. Paul Street,          Resources Corporation and
 Suite 1140                  Credit Suisse Asset
 Baltimore, MD 21202         Management Funds (8 funds)
 Age 62                      (investment companies).
-----------------------------------------------------------
 Phyllis O. Bonanno          Director of Petroleum &
 7 St. Paul Street,          Resources Corporation
 Suite 1140                  (investment company), Borg-
 Baltimore, MD 21202         Warner Inc. (industrial), The
 Age 60                      Canadian-American Business
                             Council, and Board of
                             Advisors for APTE, Inc.
                             (software).
-----------------------------------------------------------
 Daniel E. Emerson           Director of Petroleum &
 7 St. Paul Street,          Resources Corporation
 Suite 1140                  (investment company).
 Baltimore, MD 21202
 Age 79






-----------------------------------------------------------
 Edward J. Kelly, III, J.D.  Director of Petroleum &
 7 St. Paul Street,          Resources Corporation
 Suite 1140                  (investment company), AXIS
 Baltimore, MD 21202         Specialty Limited (insurance),
 Age 50                      Hartford Financial Services
                             Group, Constellation Energy
                             Group, CIT Group
                             (commercial finance), and
                             CSX Corp. (transportation);
                             and member of Board of
                             Trustees of Johns Hopkins
                             University.
-----------------------------------------------------------
 Thomas H. Lenagh            Director of Cornerstone
 7 St. Paul Street,          Funds, Inc. (3 funds),
 Suite 1140                  Investors First Fund, and
 Baltimore, MD 21202         Petroleum & Resources
 Age 85                      Corporation (investment
                             companies).




-----------------------------------------------------------
 W. D. MacCallan             Director of Petroleum &
 7 St. Paul Street,          Resources Corporation
 Suite 1140                  (investment company).
 Baltimore, MD 21202
 Age 76


-----------------------------------------------------------

                                                                             23


                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      Number of
                                                                                      Portfolios
                                                                                      in Fund
                         Position  Term   Length                                      Complex
Personal                 Held with of     of Time  Principal Occupations              Overseen    Other
Information              the Fund  Office Served   During the Last 5 Years            by Director Directorships
-----------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T. McGahran,   Director   One   Since    Principal & Director of Pelham         Two     Director of Petroleum &
 Ph.D., J.D., C.P.A.                Year  Nov.     Associates, Inc. (executive                    Resources Corporation
 7 St. Paul Street,                       2003     education). Adjunct Associate                  (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, MD 21202                               Education, Graduate School of
 Age 53                                            Business, Columbia University.
                                                   Formerly Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor,
                                                   Columbia University.
-----------------------------------------------------------------------------------------------------------------------------
 W. Perry Neff, J.D.     Director   One   Since    Private Financial Consultant.          Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1987     Retired Executive Vice President               Resources Corporation
 Suite 1140                                        of Chemical Bank.                              (investment company).
 Baltimore, MD 21202
 Age 76
-----------------------------------------------------------------------------------------------------------------------------
 Landon Peters           Director   One   Since    Private Investor. Former               Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1974     Investment Manager, YMCA                       Resources Corporation
 Suite 1140                                        Retirement Fund. Formerly                      (investment company).
 Baltimore, MD 21202                               Executive Vice President and
 Age 73                                            Treasurer and prior thereto Senior
                                                   Vice President and Treasurer of
                                                   The Bank of New York.
-----------------------------------------------------------------------------------------------------------------------------
 John J. Roberts         Director   One   Since    Senior Advisor, formerly Vice-         Two     Honorary Director of
 7 St. Paul Street,                 Year  1976     Chairman External Affairs,                     American International
 Suite 1140                                        American International Group,                  Group, Inc. and Director of
 Baltimore, MD 21202                               Inc. (insurance). Formerly                     Petroleum & Resources
 Age 81                                            Chairman and CEO of American                   Corporation (investment
                                                   International Underwriters                     company).
                                                   Corporation. Previously President
                                                   of American International
                                                   Underwriters Corporation-U.S./
                                                   Overseas Operations.
-----------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab, Ph.D.  Director   One   Since    Professor, School of Public            Two     Director of Petroleum &
 7 St. Paul Street,                 Year  2000     Affairs at the University of                   Resources Corporation
 Suite 1140                                        Maryland, College Park. Formerly               (investment company) and
 Baltimore, MD 21202                               Director of Corporate Business                 Calpine Corp. (energy).
 Age 48                                            Development at Motorola, Inc.
                                                   (electronics).
-----------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson     Director   One   Since    Retired President of the Company       Two     Director of Petroleum &
 7 St. Paul Street,                 Year  1975     (since 1986) and retired President             Resources Corporation
 Suite 1140                                        of Petroleum & Resources                       (investment company).
 Baltimore, MD 21202                               Corporation (since 1986).
 Age 83
-----------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober         Director,  One   Director Chairman & CEO of the                  Two     Director of Petroleum &
 7 St. Paul Street,      Chairman   Year  since    Company and Petroleum &                        Resources Corporation
 Suite 1140              and CEO          1989;    Resources Corporation.                         (investment company).
 Baltimore, MD 21202                      Chairman
 Age 57                                   of the
                                          Board
                                          since
                                          1991
-----------------------------------------------------------------------------------------------------------------------------

24



                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                              Board Of Directors

Enrique R. Arzac/(2),(4)/

Phyllis O. Bonanno/(1)/

Daniel E. Emerson/(1),(3)/

Edward J. Kelly, III/(1),(4)/

Thomas H. Lenagh/(1),(4)/

W.D. MacCallan/(3),(4)/

Kathleen T. McGahran/(2)/

W. Perry Neff/(2),(4)/

Douglas G. Ober/(1)/

Landon Peters/(2),(3)/

John J. Roberts/(1),(2)/

Susan C. Schwab/(1),(3)/

Robert J.M. Wilson/(1),(3)/
--------
/(1)/ Member of Executive Committee
/(2)/ Member of Audit Committee
/(3)/ Member of Compensation Committee
/(4)/ Member of Retirement Benefits Committee
                                   Officers

             Douglas G. Ober            Chairman and Chief
                                        Executive Officer

             Joseph M. Truta            President

             Stephen E. Kohler          Vice President - Research

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President and
                                          Chief Financial Officer

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary



 ADAMS
EXPRESS
COMPANY
The Adams Express Company
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
www.adamsexpress.com





























ADX
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrants principal executive officer and principal financial officer. The code of ethics
is     available     on     registrants     website     at:
www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.


Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of registrants audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The two directors on the registrants audit committee whom the board of directors has determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, both of whom are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

  (a)  Audit Fees. The aggregate fees billed for professional
     services   rendered   by   its  independent   auditors,
     PricewaterhouseCoopers LLP, for the audits of the Companys annual and semi-annual financial statements for 2003 and 2002 were $54,007 and $40,596, respectively.

  (b) Audit Related Fees. There were no audit-related fees in 2003 and 2002.

  (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrants excise tax calculations and preparations of federal, state and excise tax returns for 2003 and 2002 were $8,255 and $8,012, respectively.

  (d) All Other Fees. The aggregate fees billed to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2003 was $0 and for 2002 was $2,250, which related to tax research for option purchasing.

  (e)   (1) Audit Committee Pre-Approval Policy. As of 2003,
     all   services  to  be  performed  for  registrant   by
     PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2003 were pre-approved by the committee.

  (2) Not applicable.

  (f)  Not applicable.

  (g) The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2003 and 2002 were $8,255 and $10,262, respectively.

  (h) The Registrants audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.


Item 5. Audit Committee of Listed Registrants.

     (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, chairman, W. Perry Neff, Landon Peters, John J. Roberts, and Kathleen T. McGahran.

      (B) Not applicable.

Item 6. [Reserved by SEC for future use].

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the companys management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies managements, we give significant weight to the recommendations of the companys management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio companys management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with
the  recommendations of the companys management.   When  we
believe that the managements recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   managements
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the companys overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the companys stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a companys charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the companys management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is
reasonable   and   vote  in  accordance  with   managements
recommendation on these types of proposals.

Item   8.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 10. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 26, 2004, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrants disclosure controls and procedures. Based on that evaluation, the registrants officers, including the PEO and PFO, concluded that, as of February 26, 2004, the registrants disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

  (b) There have been no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrants last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) As indicated in Item 2, the code of ethics is posted on the registrants website.

      (2) The certifications of the PEO and PFO pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

  (c)  The certifications of the PEO and PFO pursuant to Rule
     30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, having been duly authorized to do so.

The Adams Express Company

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date: :  February 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date: :  February 27, 2004

BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President and Chief Financial Officer
	(Principal Financial Officer)

Date: :  February 27, 2004